                                                                  EXHIBIT 24


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of National Convenience Stores Incorporated (the "Company"), does hereby constitute and appoint A. J. Gallerano their true and lawful attorney, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended June 30, 1995, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.

         IT WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.




Date:  9/12/95                                     By:  RICHARD C. STEADMAN
                                                        --------------------
                                                        Richard C. Steadman

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of National Convenience Stores Incorporated (the "Company"), does hereby constitute and appoint A. J. Gallerano their true and lawful attorney, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended June 30, 1995, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.

         IT WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.




Date:   9/11/95                                By: DUNBAR N. CHAMBERS, JR.
                                                   --------------------------
                                                   Dunbar N. Chambers, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of National Convenience Stores Incorporated (the "Company"), does hereby constitute and appoint A. J. Gallerano their true and lawful attorney, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended June 30, 1995, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.

         IT WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.




Date:   9/9/95                                By: CHARLES J. LUELLEN
                                                  --------------------------
                                                  Charles J. Luellen

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of National Convenience Stores Incorporated (the "Company"), does hereby constitute and appoint A. J. Gallerano their true and lawful attorney, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended June 30, 1995, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.

         IT WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.




Date:   9/18/95                                   By: LIONEL SOSA
                                                      ----------------------
                                                      Lionel Sosa

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of National Convenience Stores Incorporated (the "Company"), does hereby constitute and appoint A. J. Gallerano their true and lawful attorney, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended June 30, 1995, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.

         IT WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.



Date:    9/8/95                             By: RAYMOND W. OELAND, JR.
                                                --------------------------
                                                Raymond W. Oeland, Jr.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of National Convenience Stores Incorporated (the "Company"), does hereby constitute and appoint A. J. Gallerano their true and lawful attorney, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended June 30, 1995, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.

         IT WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.




Date:     9/11/95                               By: ROBERT B. STOBAUGH
                                                    ------------------------
                                                    Robert B. Stobaugh

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of National Convenience Stores Incorporated (the "Company"), does hereby constitute and appoint A. J. Gallerano their true and lawful attorney, to execute in their name, place and stead in such capacity or capacities (whether on behalf of the Company, or otherwise), the Company's Annual Report on Form 10-K for the year ended June 30, 1995, to be filed by the Company under the Securities and Exchange Act of 1934, and generally to perform all things necessary to be done in the premises as fully and effectually in all respects as they could do if personally present.

         IT WITNESS WHEREOF, the undersigned has signed their name hereto on the date set forth opposite their name.




Date:    9/12/95                               By:  WILLIAM KEY WILDE
                                                    -----------------------
                                                    William Key Wilde